IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

SUBSCRIPTION AGREEMENT

and

LETTER OF INVESTMENT INTENT

and

LOCK-UP AGREEMENT

SRKP 16, Inc.

Arrogene Nanotechnology, Inc.

5777 West Century Blvd # 360B

Los Angeles, CA

Re:

Subscription and Two Year Lock Up Agreement

Ladies and Gentlemen:

This agreement is made in connection with the proposed reorganization and share exchange between Arrogene Nanotechnology, Inc. (“Arrogene”)  and SRKP 16, Inc. (“SRKP”) pursuant to an Agreement and Plan of Reorganization dated July 18, 2011 (the “Reorganization Agreement”) between Arrogene and SRKP, whereby SRKP will issue to Arrogene shareholders one (i) share of its common stock in exchange for each of the outstanding common stock of Arrogene. The Agreement and Plan of Reorganization has been approved by the shareholders of Arrogene.  Arrogene and SRKP shall be referred to herein as the “Company”).

In consideration of the offer of shares of SRKP to me in exchange for my shares of Arrogene, and of other valuable consideration, the receipt of which is hereby acknowledged, I agree as follows:

1.  Consent to Reorganization and Share Exchange.  I hereby ratify and approve the Reorganization Agreement and consent to the exchange of my shares of common stock of Arrogene for shares of the common stock of SRKP in the proportions as stated in the Reorganization Agreement,  copy of which is attached hereto as Exhibit A, and I accept receipt of the common shares of SRKP (the “Shares”) in full consideration for my common shares of Arrogene.  In connection with such share exchange, I represent and warrant as follows:

(a)

I have full right, power and authority to deliver such Arrogene Common Stock and this Agreement;

(b)

the delivery of my Arrogene Common Stock will not violate or be in conflict with, result in a breach of or constitute a default under, any indenture, loan or credit agreement, deed of trust, mortgage, security agreement or other agreement or instrument to which I am bound or affected; and

(c)

I have good, valid and marketable title to all shares of Arrogene Common Stock indicated herein and I am not affected by any voting trust, agreement or arrangement affecting the voting rights of such Company Common Stock.

2.  Representations Regarding Accredited Investor Status and Suitability.  I hereby acknowledge, represent and warrant to and agrees with, the Company as follows:

(a)

I understand that the share exchange is being made pursuant to one or more exemptions from the Securities Act of 1933 (the “Act”).  I represent and warrant to the Company, as the issuer of the Shares, that I am an "Accredited Investor" as defined in Regulation D because I come within any one or more of the following categories (please initial each applicable category):

i.   _____

Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

ii. _____

Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

iii. _____

Any organization described in section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

iv. _____

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

v.  _____

Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000 (excluding equity in primary residence, but including any negative net worth related to such primary residence);

vi. _____

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

vii. _____

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

viii. _____

Any entity in which all of the equity owners are accredited investors.

(b)

I understand that the share exchange is intended to be exempt from registration under the Ac by virtue of Section 4(2) and/or 4(6) of the Act and/or the provisions of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, I represent and warrant to and agree with the Company as follows:

(i)

I have received the Reorganization Agreement, have carefully reviewed it and the exhibits attached thereto and documents referenced therein, and understand and have relied on the information contained therein and information otherwise provided to me in writing by the Company relating to the Reorganization Agreement;

(ii)

I understand and acknowledge that all documents, records and books pertaining to the organization Agreement have been made available by the Company for inspection by the undersigned's attorney(s), accountant(s) and/or other advisors;

(iii)

I and/or my advisor(s) have had a reasonable opportunity to review all publicly available information concerning the Company, including the Reorganization Agreement, ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Reorganization Agreement and the Company, and hereby acknowledge that all such questions have been answered to my full satisfaction;

(iv)

No oral or written representations have been made or oral or written information furnished to me or my advisor(s) in connection with the Reorganization Agreement, which were in any way inconsistent with the information stated in the Reorganization Agreement;

(v)

I am not engaging the share exchange as a result of any advertisement, article, notice, press release or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or any solicitation of a subscription by a person not previously known to me in connection with investments in securities generally;

(vi)

If I am a natural person, I have reached the age of majority in the state in which I reside, have adequate means of providing for my current needs and personal contingencies, am able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, have no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

(vii)

I have, or together with my advisor(s) have, such knowledge and experience in financial, tax and business matters so as to enable me to utilize the information made available to me in connection with the Share Exchange in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

(viii)

I am not relying on the Company with respect to the tax and other economic considerations of this investment.  In regard to such considerations, I have relied on the advice of, or has consulted with, only my own advisors;

(ix)

I am acquiring the Shares solely for my own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(x)

I will not sell or otherwise transfer the Shares without registration under the Act or an exemption therefrom and fully understand and agree that I must bear the economic risk of the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Act and under the applicable securities laws of such states or unless an exemption from such registration is available; and

(xi)

I understand that the Company is under no obligation to register the Shares on behalf of me or to assist me in complying with any exemption from registration under the Act.

(c)

  I recognize that an investment in the Shares involves a number of significant risks, including those set forth under the captions "Risk Factors" in the Company’s most recent Form 10-K and other periodic filings, as well as the Risk Factors set forth in the Company’s Confidential Private Placement Memorandum

dated as of September __, 2011, as amended by any Supplement thereto (the “PPM”).  I hereby acknowledge receipt of the PPM and affirm that the information contained therein shall be deemed incorporated herein by this reference.

(d)

If the undersigned is a corporation, partnership, trust or other entity, it is authorized and qualified to engage in the share exchange, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(e)

If the undersigned is a corporation, a partnership or a limited liability company, the person signing this Subscription and Lock Up Agreement on its behalf hereby represents and warrants that the information contained herein completed by any shareholders of such corporation, partners of such partnership or members or managers of such limited liability company is true and correct with respect to such shareholders, partners, members or managers (and if any such shareholder, partner, member or manager is itself a corporation, partnership or limited liability company, with respect to all persons having an interest in such corporation, partnership or limited liability company, whether directly or indirectly) and that the person signing this Subscription and Lock Up Agreement has made due inquiry to determine the truthfulness and accuracy of the information contained herein.

3.  Lock Up Agreement

(a)

I will not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (the "Resale Restrictions") any shares of Common Stock of the Company, or any securities convertible into or exchangeable for shares of Common Stock of the Company, that I beneficially own or otherwise hold by me as of the date of this letter, or which I may acquire pursuant to the Reorganization Agreement, or which are issuable upon exercise of options, warrants, or other convertible securities held by me on such dates, (collectively, the “Restricted Securities") for the period specified hereafter without the prior written consent of a representative of BOCO Investments, LLC.  Such restrictions shall apply to the Restricted Securities for a period of two (2) years after the closing date of the Reorganization Agreement.  Thereafter, I may sell up to twenty-five percent (25%) of the Restricted Securities every quarter beginning in the third year.  As a reasonable means of ensuring compliance with the terms of this Agreement, the undersigned further agrees that the Company may instruct the transfer agent for the Restricted Securities to place a transfer restriction on such transfer agent's records,

(b)

Notwithstanding the foregoing, if, at any time after twelve (12) months from the closing date of the Reorganization Agreement, the closing price of the Company’s common stock is above $3.00 per share for 20 out of 30 consecutive trading days with an average daily trading volume in excess of 100,000 shares, I may sell up to five percent (5%) of the Restricted Shares in every quarter that these conditions are met.

(c)

Notwithstanding the foregoing, if I am an individual, I may transfer any or all of the Restricted Securities either during my lifetime or on my death by will or intestacy to my immediate family or to a trust, beneficiaries of which are exclusively me, a member or members of my immediate family; provided, however, that in any such case it shall be a condition of the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. For purposes of this paragraph, "immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

4.

The provisions of paragraph 3 above shall not apply to Restricted Securities owned by me that I acquired either (i) in the private offering covered by the PPM, or (ii) pursuant to the conversion of Convertible Promissory Notes of Arrogene.

5.

In addition, notwithstanding the foregoing, if I am a partnership, the partnership may transfer any Restricted Securities to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. If I am a corporation, the corporation may transfer Restricted Securities to any shareholder of such corporation and any shareholder who is an individual may transfer Restricted Securities by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors. Notwithstanding anything else herein to the contrary, in an such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement.

6.

I recognize that the offer of the Shares in the Company was based upon my representations and warranties contained above and hereby agree to indemnify the Company and to hold it harmless against any and all liabilities, costs, or expenses (including reasonable attorneys' fees) arising by reason of, or in connection with, any misrepresentation or any breach of such warranties by the undersigned, or arising as a result of the sale or distribution of the Shares by me in violation of the  Act of 1933, as amended, or any other applicable law. Further, in the event that any dispute were to arise in connection with this Agreement or with the undersigned's investment in the Company, I agree, prior to seeking any other relief at law or equity, to submit the matter to binding arbitration in accordance with the rules of the American Arbitration Association at a place to be designated by the Company.

7.

The undersigned has been advised that the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein.  The undersigned represents, warrants and agrees that the Securities are being acquired by the undersigned solely for the undersigned's own account, for investment purposes only, and not with a view to the distribution or resale thereof. The undersigned has no agreement or other arrangement with any person to sell, transfer or pledge any part of the Securities or which would guarantee the undersigned of any profit or against any loss with respect to the Securities; and the undersigned has no plans to enter into any such agreement or arrangement.  The undersigned further represents that the undersigned's financial condition is such that he or it is not under any present necessity or constraint to dispose of such shares to satisfy any existing or contemplated debt or undertaking.  The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of such securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above.  The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of such securities any of such securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such Securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration has been completed and is currently in effect.

8.

The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state or country set forth on the signature page hereof, and the Securities are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

9.

The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

10.

The undersigned, if other than an individual, makes the following additional representations:

()

The undersigned was not organized for the specific purpose of acquiring the Securities; and

()

This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

11.

The undersigned is aware that there can be no assurance regarding the tax consequences of an investment in the Company.  The undersigned acknowledges that he, she or it has been advised to consult with his, her or its own attorney regarding legal matters concerning the investment and to consult with independent tax counsel or advisors regarding the tax consequences of such investment.

12.

All of the foregoing information which the undersigned has provided concerning the undersigned, the undersigned's financial position and the undersigned's knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with such information.

13.

FINRA Affiliation.  The undersigned represents and warrants that the information set forth below in response to the questions regarding FINRA affiliation is accurate and complete.

(a)

Is the undersigned a member of the FINRA1, a person associated with a member2 of the FINRA, or an affiliate of a member?

Yes ______

No ______

If "Yes," please list all members of the FINRA with whom the undersigned is associated or affiliated

_____________________________________________________________

1

The FINRA defines a "member" as being any broker or dealer admitted to membership in the FINRA, or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2

The FINRA defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt for registration with the FINRA.  Thus,

"person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member."  In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

(b)

If the undersigned is a corporation, are any of its officers, directors or 5% shareholders a member of the FINRA, a person associated with a member of the FINRA, or an affiliate of a member?

Yes ______

No ______

If "Yes," please list the name of each such officer, director or 5% shareholder and all members of the FINRA with whom they are associated or affiliated.

14.

Number of Shares.  The undersigned hereby tenders the Shares for an equal number of shares of SRKP in connection with the consummation of the transactions described in the Reorganization Agreement.

15.

Manner in Which Title is to be Held.

Place an "X" in one space below:

()

_____

Individual Ownership

()

_____

Joint Tenant with Right of Survivorship (both parties must sign)

()

_____

Partnership

()

_____

Tenants in Common

()

_____

Corporation

()

_____

Trust

()

_____

Other (Describe):

16.

My state or country of residence and the state I received the offer to invest and made the decision to invest in the Securities:

__________________________________________________________________

Please print above the exact names(s) in which the Securities are to be held.

SIGNATURES

The undersigned hereby represents that he or she has read this entire Subscription Agreement and the Disclosure Package provided herewith.

Dated:

INDIVIDUAL

Address to Which Correspondence

Should be Directed

_________________________

Signature (Individual)

__________________________

Signature (All record holders should sign)

City, State and Zip Code

__________________________

Names(s) Typed or Printed

Tax Identification or Social Security Number

(      )

Telephone Number

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to Which Correspondence

Should be Directed

______________________________________

Name of Entity

By:

Signature*

City, State and Zip Code

Its:

Title

Tax Identification or Social Security Number

(     )

Name Typed or Printed

Telephone Number

* If Securities are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Securities are being subscribed for by an entity.

I, ________________________________, am the _____________________________ of

_________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this _____ day of ______________, 2011.

Signature

,

ACCEPTANCE

This Subscription Agreement is accepted as of _______________________, 2011.

SRKP 16, INC.

By:

Authorized Officer

Date:

9